UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – June 25, 2008

MTM TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

New York	0-22122	13-3354896
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 High Ridge Road, Stamford, CT	06905
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code –	203-975-3700

N/A
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Comment

Throughout this Current Report on Form 8-K, the terms “we,” “us,” “our,” “Company,” and “MTM” refer to MTM Technologies, Inc. and, unless the context indicates otherwise, our subsidiaries on a consolidated basis.

ITEM 3.03  MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

On May 5, 2008, MTM issued a press release announcing that it plans to effect a reverse stock split of its Common Stock at a split ratio of 1-for-15 (the “Reverse Stock Split”).

The Reverse Stock Split as well as the following matters (the “Other Amendments to the Restated Certificate”) (i) authorizing the Company to issue in lieu of cash dividends on the Company’s Series A Preferred Stock, payment of the dividends due on November 21, 2008 in shares of Series A Preferred Stock, (ii) increasing the authorized number of shares of Series A-4 Preferred Stock from 9,000,000 to 9,150,000, (iii) designating the Series A-9 Preferred Stock, and (iv) authorizing the majority stockholders to vote on the conversion of the Series A-6 Preferred Stock, the Series A-7 Preferred Stock, and the Series A-8 Preferred Stock into shares of Common Stock at a conversion price that is lower than the fair market price of such securities on the date such securities were issued, were approved by our Independent Committee of the Board of Directors on April 25, 2008 and by our Board of Directors on April 28, 2008.  On May 1, 2008, Pequot and Constellation the holders of a majority of the Company’s voting stock delivered to the Company an executed written stockholders' consent approving the reverse stock split and the Other Amendments to the Restated Certificate. Pequot and Constellation collectively own approximately 70% of the Company’s voting securities and 100% of the Company’s Series A Preferred. As a result of Pequot and Constellation’s approval, no further stockholder approval or action was necessary.

The Reverse Stock Split, as well as the Other Amendments to the Restated Certificate, became effective on June 25, 2008 (the “Effective Date”) upon filing of the Fourth Restated Certificate of Incorporation with the New York Secretary of State.

As a result of the Reverse Stock Split, every fifteen shares of the Company’s Common Stock have been converted into one share of the Company’s Common Stock. In lieu of issuing fractional shares, each holder of Common Stock who would otherwise have been entitled to a fraction of a share upon surrender of such holder’s certificates will be entitled to receive a cash payment, without interest, determined by multiplying (i) the fractional share interest to which the holder would otherwise be entitled, after taking into account all shares of Common Stock then held on the record date by the holder, and (ii) the average of the high and low trading prices of the Company’s Common Stock on NASDAQ during regular trading hours for the 5 trading days immediately preceding the Effective Date, as adjusted for the split ratio. Each stockholder’s percentage ownership in the Company and proportional voting power remains unchanged after the Reverse Stock Split except for minor changes resulting from the cash payment of fractional shares.  Informational letters will be sent to all stockholders of record on June 25, 2008 by MTM’s transfer agent, American Stock Transfer.

The Company’s issued and outstanding Common Stock has been reduced from 13.4 million shares to approximately 900,000 shares. The Company’s Common Stock will trade on The NASDAQ Capital Market under the ticker symbol MTMCD for 20 trading days beginning June 26, 2008. At the end of that period, the ticker symbol will revert to our former MTMC. A new CUSIP number has been issued for the Company’s Common Stock 62474G 200 to distinguish stock certificates issued after the Effective Date.

A copy of the Fourth Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

ITEM 5.03.	AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

The information in Item 3.03 above is hereby incorporated by reference.

A copy of the Fourth Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

ITEM 8.01.  OTHER EVENTS

The Reverse Stock Split affected all of the holders of our Common Stock uniformly and did not affect any shareholder’s percentage of ownership interest in MTM, other than as a result of the elimination of fractional shares.

MTM currently has 11 registration statements on Form S-3 or Form S-8 that register the resale of Common Stock and Common Stock underlying convertible Preferred Stock, options or warrants.  The SEC allows us to incorporate by reference future filings made with the SEC pursuant to Sections 13(a), 13(c) 14 or 15(d) of the Securities Exchange Act of 1934 prior to the termination of the offering covered by registration statements filed on Form S-3 or Form S-8.  The information incorporated by reference is considered to be part of the prospectus including within those registrations statements.  Information in this Form 8-K is therefore intended to be automatically incorporated into the outstanding Form S-3 and Form S-8 registration statements, thereby amending them.

Any shares of our Common Stock described in our registration statements shall be proportionately reduced and the exercise price of any warrants or options shall be proportionately increased by the Reverse Stock Split.  The following is a list of our registration statements that are amended by the filing of this Form 8-K.

1.             Registration Statement No. 333-140357 on Form S-3

2.             Registration Statement No. 333-136058 on Form S-3

3.             Registration Statement No. 333-131089 on Form S-3

4.             Registration Statement No. 333-128434 on Form S-3

5.             Registration Statement No. 333-127587 on Form S-3

6.             Registration Statement No. 333-123144 on Form S-3

7.             Registration Statement No. 333-117549 on Form S-3

8.             Registration Statement No. 333-49718 on Form S-3

9.             Registration Statement No. 333-126322 on Form S-8

10.           Registration Statement No. 333-123147 on Form S-8

11.           Registration Statement No. 333-72269on Form S-8

ITEM 9.    FINANCIAL STATEMENTS AND EXHIBITS

9.01           Financial Statements and Exhibits

 (d)           Exhibits

Exhibit 3.1      Fourth Restated Certificate of Incorporation

Exhibit 99.1    Press Release dated June 26, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTM TECHNOLOGIES, INC. (Registrant)
Date: June 30, 2008	By:	/s/ J.W. Braukman III
J.W. Braukman III Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit

Exhibit 3.1     Fourth Restated Certificate of Incorporation

Exhibit 99.1   Press Release dated June 26, 2008